                                                            EXHIBIT 24
                                                            1 of 7

                              POWER OF ATTORNEY
                              -----------------
      The undersigned Director of UNC Incorporated (the "Company") hereby authorizes the proper officers of the Company to file the Company's annual report on Form 10-K for the year ended December 31, 1994 with the Securities and Exchange Commission, in substantially the form presented to the members of the Board of Directors on March 16, 1995, with such changes as may be approved by the officers of the Company who sign such Form 10-K, their signing to be conclusive evidence of such approval.

      The undersigned Director of the Company hereby appoints Richard H. Lange, with full power of substitution, his true and lawful attorney and agent, acting in the name and on behalf of the undersigned, to execute and to file such annual report on Form 10-K with the Securities and Exchange Commission.




                              /s/ Berl Bernhard
                              -------------------------
                              Director

Witness:

June Danley
----------------------

Date: March 22, 1995

                                                            EXHIBIT 24
                                                            2 of 7

                              POWER OF ATTORNEY
                              -----------------
      The undersigned Director of UNC Incorporated (the "Company") hereby authorizes the proper officers of the Company to file the Company's annual report on Form 10-K for the year ended December 31, 1994 with the Securities and Exchange Commission, in substantially the form presented to the members of the Board of Directors on March 16, 1995, with such changes as may be approved by the officers of the Company who sign such Form 10-K, their signing to be conclusive evidence of such approval.

      The undersigned Director of the Company hereby appoints Richard H. Lange, with full power of substitution, his true and lawful attorney and agent, acting in the name and on behalf of the undersigned, to execute and to file such annual report on Form 10-K with the Securities and Exchange Commission.




                              /s/ John K. Castle
                              -------------------------
                              Director

Witness:

Lac L. Ngo
----------------------

Date: March 17, 1995

                                                            EXHIBIT 24
                                                            3 of 7

                              POWER OF ATTORNEY
                              -----------------
      The undersigned Director of UNC Incorporated (the "Company") hereby authorizes the proper officers of the Company to file the Company's annual report on Form 10-K for the year ended December 31, 1994 with the Securities and Exchange Commission, in substantially the form presented to the members of the Board of Directors on March 16, 1995, with such changes as may be approved by the officers of the Company who sign such Form 10-K, their signing to be conclusive evidence of such approval.

      The undersigned Director of the Company hereby appoints Richard H. Lange, with full power of substitution, his true and lawful attorney and agent, acting in the name and on behalf of the undersigned, to execute and to file such annual report on Form 10-K with the Securities and Exchange Commission.




                              /s/ J. L. Holloway
                              -------------------------
                              Director

Witness:

R. Lange
----------------------

Date: March 24, 1995

                                                            EXHIBIT 24
                                                            4 of 7

                              POWER OF ATTORNEY
                              -----------------
      The undersigned Director of UNC Incorporated (the "Company") hereby authorizes the proper officers of the Company to file the Company's annual report on Form 10-K for the year ended December 31, 1994 with the Securities and Exchange Commission, in substantially the form presented to the members of the Board of Directors on March 16, 1995, with such changes as may be approved by the officers of the Company who sign such Form 10-K, their signing to be conclusive evidence of such approval.

      The undersigned Director of the Company hereby appoints Richard H. Lange, with full power of substitution, his true and lawful attorney and agent, acting in the name and on behalf of the undersigned, to execute and to file such annual report on Form 10-K with the Securities and Exchange Commission.




                              /s/ George V. McGowan
                              -------------------------
                              Director

Witness:

Judith C. Williams
----------------------

Date: March 20, 1995

                                                            EXHIBIT 24
                                                            5 of 7

                              POWER OF ATTORNEY
                              -----------------
      The undersigned Director of UNC Incorporated (the "Company") hereby authorizes the proper officers of the Company to file the Company's annual report on Form 10-K for the year ended December 31, 1994 with the Securities and Exchange Commission, in substantially the form presented to the members of the Board of Directors on March 16, 1995, with such changes as may be approved by the officers of the Company who sign such Form 10-K, their signing to be conclusive evidence of such approval.

      The undersigned Director of the Company hereby appoints Richard H. Lange, with full power of substitution, his true and lawful attorney and agent, acting in the name and on behalf of the undersigned, to execute and to file such annual report on Form 10-K with the Securities and Exchange Commission.




                              /s/ Jack Moseley
                              -------------------------
                              Director

Witness:

R. Lange
----------------------

Date: March 20, 1995

                                                            EXHIBIT 24
                                                            6 of 7

                              POWER OF ATTORNEY
                              -----------------
      The undersigned Director of UNC Incorporated (the "Company") hereby authorizes the proper officers of the Company to file the Company's annual report on Form 10-K for the year ended December 31, 1994 with the Securities and Exchange Commission, in substantially the form presented to the members of the Board of Directors on March 16, 1995, with such changes as may be approved by the officers of the Company who sign such Form 10-K, their signing to be conclusive evidence of such approval.

      The undersigned Director of the Company hereby appoints Richard H. Lange, with full power of substitution, his true and lawful attorney and agent, acting in the name and on behalf of the undersigned, to execute and to file such annual report on Form 10-K with the Securities and Exchange Commission.




                              /s/ Lawrence A. Skantze
                              -------------------------
                              Director

Witness:

R. Lange
----------------------

Date: March 24, 1995

                                                            EXHIBIT 24
                                                            7 of 7

                              POWER OF ATTORNEY
                              -----------------
      The undersigned Director of UNC Incorporated (the "Company") hereby authorizes the proper officers of the Company to file the Company's annual report on Form 10-K for the year ended December 31, 1994 with the Securities and Exchange Commission, in substantially the form presented to the members of the Board of Directors on March 16, 1995, with such changes as may be approved by the officers of the Company who sign such Form 10-K, their signing to be conclusive evidence of such approval.

      The undersigned Director of the Company hereby appoints Richard H. Lange, with full power of substitution, his true and lawful attorney and agent, acting in the name and on behalf of the undersigned, to execute and to file such annual report on Form 10-K with the Securities and Exchange Commission.




                              /s/ B. Byron
                              -------------------------
                              Director

Witness:

B. Kirkwood
----------------------

Date: March 20, 1995